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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): June 19, 2002

                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                    000-21531                  05-0376157
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)

                                 (860) 779-2800
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

      On June 19, 2002 the Company issued a press release announcing the termination of a contract with a significant customer. A copy of this press release is attached as an exhibit to this Form 8-K.

Item 7. Financial Statements and Exhibits

        (a)   Financial Statements of businesses acquired: Not Applicable

        (b)   Pro Forma Financial Information: Not Applicable

        (c)   Exhibits.

               Exhibit No.        Description
               -----------        -----------
                 99.1             Press Release, dated June 19, 2002,
                                  announcing the termination of the Company's contract with a significant customer.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         UNITED NATURAL FOODS, INC.


                                         By: /s/ Todd Weintraub
                                             -----------------------------
                                             Todd Weintraub
                                             Vice President, Treasurer and Chief
                                             Financial Officer

                                         Date: June 20, 2002

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
  99.1              Press Release, dated June 19, 2002, announcing the
                    termination of the Company's contract with a significant customer.